UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AKARI THERAPEUTICS, PLC

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AKARI THERAPEUTICS, PLC

401 East Jackson Street

Suite 3300

Tampa, FL 33602

January [●], 2026

General Meeting of Akari Therapeutics, Plc (the “Meeting”)

This letter, the notice of the Meeting set out in this document (the “Notice”) and associated materials for the Meeting are being sent to you because, as of January [●], 2026 (being the latest practicable date before the circulation of this document), you are registered as a holder of ordinary shares in the register of members of Akari Therapeutics, Plc (the “Company”). However, this letter, the Notice and associated materials will also be available to holders of our American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.

Our Meeting will take place at 2.30 p.m., London time, on March 2, 2026, at 75/76 Wimpole Street, London, W1G 9RT. The Notice is set out in this document, and it contains the resolutions to be proposed at the Meeting (the “Resolutions”).

For the purposes of the Meeting, a quorum will be obtained by two or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1⁄3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted at the Meeting. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the Meeting, or a person appointed as proxy of a member in relation to the Meeting.

Action to be taken by holders of ordinary shares in the Company

If you are a holder of ADSs, please ignore this section and refer instead to the section below - “Holders of American Depositary Shares”. If you are a holder of ordinary shares in the register of members of the Company, please vote on the Resolutions by appointing a proxy. A form of proxy for use at the Meeting is enclosed. You are encouraged to appoint the Chairman of the Meeting as your proxy.

You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA (“Equiniti Limited”), England as soon as possible but in any event by no later than 2.30 p.m. London time (9.30 a.m. Eastern time) on February 26, 2026.

In order to attend and vote at the Meeting as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6.30 p.m. London time (1.30 p.m. Eastern time) on February 26, 2026.

Therefore, if you sell or transfer your ordinary shares in the Company on or prior to February 26, 2026, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Equiniti Limited by telephone at +44 (0) 371 384 2030, to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital stock of the Company into an interest in the capital of the Company represented by ADSs before the Meeting, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the Meeting as an ordinary shareholder. You will also not be able to use the enclosed form of proxy. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares. Please refer to the next section - “Holders of American Depositary Shares”.

Holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register maintained by our depositary, Deutsche Bank Trust Company Americas (“Deutsche Bank”) as of 5.00 p.m. Eastern Time on January [●], 2026 (the record date for ADS holders). If you hold ADSs through a bank, broker or nominee on January [●], 2026, the Meeting documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1.00 p.m. Eastern Time on February 19, 2026.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company by telephone: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or by mail at Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

If at any point you require guidance, please contact Prism Cosec Limited, Company Secretary, by telephone at +44 20 3048 1996.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement (the “Proxy Statement”). Your directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your directors unanimously recommend that you vote in favor of the Resolutions as each of the directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Akari Therapeutics, Plc.

Yours sincerely,

Abizer Gaslightwala
President and Chief Executive Officer

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

If you are in any doubt as to what action you should take, you are recommended to seek your own financial advice from your stockbroker or other independent adviser authorized under the Financial Services and Markets Act 2000 (as amended). If you are in any doubt as to your taxation position, you are strongly advised to consult an appropriate professional adviser.

If you have recently sold or transferred all of your shares in AKARI THERAPEUTICS, PLC, please forward this document, together with the accompanying documents, as soon as possible either to the purchaser or transferee or to the person who arranged the sale or transfer so they can pass these documents to the person who now holds the shares.

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House

Yeoman Way

Worthing

West Sussex

United Kingdom

BN99 3HH

NOTICE OF GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 2, 2026

NOTICE is hereby given that a general meeting of shareholders of Akari Therapeutics, Plc (“Akari”, the “Company,” “our” or “we”), a public limited company incorporated under the laws of England and Wales, will be held at 2:30 p.m. London time (9.30 a.m. Eastern Time) on March 2, 2026, at 75/76 Wimpole Street, London W1G 9RT (the “Meeting”), for the purpose of considering and, if thought fit, passing the following resolutions (the “Resolutions”):

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Series G Warrants to purchase up to an aggregate of 10,043,774 American Depositary Shares (“ADSs”) and Placement Agent Warrants to purchase up to an aggregate of 504,300 ADSs, and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a registered direct offering and a concurrent private placement that closed on December 17, 2025 and January 22, 2026.

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 23, 2025.

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 23, 2025.

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 ADSs and Note Exchange Warrants to purchase up to an aggregate of 4,673,963 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.

5.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs and Note Exchange Warrants to purchase up to an aggregate of 9,502,703 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.

Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the Meeting, and the number of votes which may be cast at the Meeting, will be determined by reference to the Company’s register of members at 6.30 p.m. (London time) on February 26, 2026 or, if the Meeting is adjourned, at 6.30 p.m. (London time) two working days before the time of the adjourned Meeting. In each case, changes to the register of members after such time will be disregarded. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal described in the accompanying Proxy Statement.

The Company’s principal executive offices are located at 401 East Jackson Street, Suite 3300, Tampa, FL 33602. The UK registered office of Akari Therapeutics, Plc is at Highdown House, Yeoman Way, Worthing, West Sussex, United Kingdom, BN99 3HH, United Kingdom. Except as set out in this Notice, any communication with the Company in relation to the Meeting, should be sent to our registrar, Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA (the “Equiniti Limited”). No other means of communication will be accepted. In particular, you may not use any electronic address provided within this notice or in any related documents to communicate with us except as expressly permitted.

You are reminded that you can update your preferences for communications by us at any time through www.shareview.co.uk. You can contact Equiniti Limited for assistance with the process on +44 (0)371 384 2030. There is no charge for this service. We encourage you to agree to the use of electronic communications as it will enable you to receive information quicker and reduce our costs and environmental impact.

The results of any polls taken on the Resolutions at the Meeting and any other information required by the Companies Act 2006 will be made available on our website (https://www.akaritx.com/) as soon as reasonably practicable following the Meeting and for the required period thereafter.

Your vote is important. The affirmative vote (on a show of hands or a poll) of shareholders present in person or by proxy in accordance with the requisite majority set forth in the accompanying Proxy Statement is required for approval of the Resolutions. We encourage you to read the Proxy Statement carefully.

Please complete, date, sign and return the enclosed proxy form as promptly as possible (and in any event by 2.30 p.m. (London time) on February 26, 2026) in order to ensure your representation at the Meeting. Please note, however, that if your shares are represented by American Depositary Shares and held on deposit by Deutsche Bank Trust Company Americas, as depositary, or if your ordinary shares are held of record by a broker, bank or other nominee, and you wish to have your votes cast at the Meeting, you must obtain, complete and timely return a proxy form issued in your name from that intermediary in accordance with any instructions provided therewith.

By Order of the Board of Directors of
Akari Therapeutics, Plc,

Hoyoung Huh, M.D.
Chairman
January [●], 2026

THE AKARI BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE RESOLUTIONS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, AKARI AND ITS SHAREHOLDERS AND HAS APPROVED EACH SUCH RESOLUTION. THE AKARI BOARD OF DIRECTORS RECOMMENDS THAT AKARI SHAREHOLDERS VOTE “FOR” EACH SUCH RESOLUTION.

i

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH

PROXY STATEMENT FOR THE GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 2, 2026

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or “Board”) of Akari Therapeutics, Plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our extraordinary general meeting of shareholders (referred to herein as the “Meeting) to be held at 2.30 p.m. London time (9.30 a.m. Eastern Time), on March 2, 2026, at 75/76 Wimpole Street, London, W1G 9RT.

This Proxy Statement summarizes information about the resolutions to be considered at the Meeting and other information you may find useful in determining how to vote. The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice of General Meeting, this Proxy Statement, and the proxy card to our ordinary shareholders of record as of January [●], 2026 (being the latest practicable date before the circulation of this document) for the first time on or about January [●], 2026 and to our ADS holders on or about January [●], 2026. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent to our ordinary shareholders of record as of January [●], 2026 (being the latest practicable date before the circulation of this document), this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on

March 2, 2026

Our Notice of General Meeting, this Proxy Statement, and our proxy card are available in the Investors Relations section of our website at http://investor.akaritx.com/.

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QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you our Notice of General Meeting, this Proxy Statement and the enclosed proxy card because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You do not need to attend the Meeting to vote your shares but you may if you wish. You may vote by proxy and your vote will be cast on your behalf at the Meeting. To vote your shares whilst you are not in attendance, please simply complete, sign and return the enclosed form of proxy in accordance with the instructions set out in this Proxy Statement. All proxies, however submitted, must be lodged with our registrar, Equiniti Limited, by no later than 2.30 p.m. London time (9.30 a.m. Eastern time) on February 26, 2026 . CREST members may appoint a proxy by using the CREST electronic proxy appointment service described above.

We intend to mail this Proxy Statement and the accompanying proxy card on or about January [●], 2026 to all ordinary shareholders of record as of January [●], 2026 (being the latest practicable date before the circulation of this document).

Materials for ADS holders of record, including this Proxy Statement and an ADS proxy card, will be mailed on or about January [●], 2026 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register as of 5.00 p.m. Eastern Time on January [●], 2026 (the record date for ADS holders).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 6.30 p.m. London time (1.30 p.m. Eastern time) on Thursday February 26, 2026 will be entitled to vote at the Meeting. As of January [●], 2026 (being the last practicable date before the circulation of this proxy statement) there were [●]  ordinary shares, carrying one vote each, issued and outstanding and entitled to vote. Each ADS of the Company represents two thousand (2,000) ordinary shares. As an ordinary shareholder of record, you may vote at the Meeting or by proxy. We encourage you to vote by proxy as instructed below to ensure your vote is counted.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on January [●], 2026, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

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Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Deutsche Bank as of 5.00 p.m. Eastern Time on January [●], 2026 (the record date for ADS holders). If you hold ADSs through a brokerage firm, bank or nominee on January [●], 2026, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1.00 p.m. Eastern Time on February 19, 2026.

Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

Deutsche Bank, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the Meeting. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver the proxy materials to them. The depositary then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this Proxy Statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and our shareholder meetings are announced via press release and filed with the U.S. Securities and Exchange Commission (“SEC”), ADS holders may not know about the Meeting early enough to exchange their ADSs for ordinary shares.

ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Equiniti Limited, our registrar, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the proxy materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to approve each of the resolutions?

You may cast your vote for or against Resolutions 1 through 5 or abstain from voting your shares on one or more of these resolutions. It is intended that voting on all resolutions at the Meeting will be conducted by way of poll. Resolutions 1 through 5 are proposed as ordinary resolutions that will be approved if (i) on a show of hands, a majority of shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of the total voting rights of shareholders present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

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What are the voting recommendations of our Board regarding the election of directors and other resolutions?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Resolution	Description of Resolution	Board’s Recommendation

Ordinary Resolutions

1	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Series G Warrants (as defined below) to purchase up to an aggregate of 10,043,774 ADSs and Placement Agent Warrants (as defined below) to purchase up to an aggregate of 504,300 ADSs, and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Registered Direct Offering (as defined below) and a concurrent private placement (the “Rule 5635(d) RDO Warrant Exercise Proposal”).	FOR

2	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants (as defined below) to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Private Placement Offering (as defined below) (the “Rule 5635(c) PPO Warrant Exercise Proposal”).	FOR

3	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Private Placement Offering (the “Rule 5635(d) PPO Warrant Exercise Proposal”).	FOR

4	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 ADSs and Note Exchange Warrants (as defined below) to purchase up to an aggregate of 4,673,963 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Note Exchange (as defined below) (the “Rule 5635(c) Note Exchange Warrant Exercise Proposal”)	FOR

5	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs and Note Exchange Warrants to purchase up to an aggregate of 9,502,703 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Note Exchange (the “Rule 5635(d) Note Exchange Warrant Exercise Proposal” and together with the Rule 5635(d) RDO Warrant Exercise Proposal, the Rule 5635(c) PPO Warrant Exercise Proposal, the Rule 5635(d) PPO Warrant Exercise Proposal, and the Rule 5635(c) Note Exchange Warrant Exercise Proposal, the “Warrant Exercise Proposals”).	FOR

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What constitutes a quorum?

Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our current Articles of Association, we require qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1/3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

If a quorum is not present (and unless the Meeting was convened on requisition of, or by, members), it will stand adjourned to the same day in the next week at the same time and place (or places), or to such other day and at such other time and place (or places) as the Board of Directors may determine. We require a quorum of at least 33 1/3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes, the member or members present in person or by proxy and entitled to vote will have power to decide upon all matters which could properly have been disposed of at the meeting as originally convened.

How do I vote my shares?

You may vote “For,” “Against,” or abstain from voting on the applicable resolutions.

If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. We urge you to vote by proxy as instructed below to ensure your vote is counted. You may still attend the Meeting and vote in person during the Meeting even if you have already voted by proxy.

All proxies must be lodged with our registrar (Equiniti Limited) by no later than 2.30 p.m. London time (9.30 a.m. Eastern Time) on February 26, 2026.

5

You may appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy, you should contact our registrar, Equiniti Limited. Such proxy need not be a shareholder of record but must attend the Meeting to represent you for your vote to be counted. Although not mandatory, you are encouraged to appoint the Chairman of the Meeting as your proxy.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than no later than 1.00 p.m. Eastern Time on February 19, 2026 . Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders. Holders of ADSs are not entitled to attend and vote at the Meeting in person.

How will my shares or ADSs be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting. As a reminder, we urge all shareholders to appoint the Chairman of the Meeting as your proxy.

If you are a beneficial owner of ordinary shares and your broker, bank or nominee does not receive instructions from you about how your shares are to be voted, such broker, bank or nominee may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). A “broker non-vote” refers to a share represented at the meeting held by an organization, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more, but not all matters, the broker does not have discretionary voting power to vote such share. Generally, brokers have discretionary voting power to vote shares with respect to resolutions that are considered “routine”, while they do not have such power with respect to resolutions that are “non-routine”. Resolutions 1 through 5 are considered non-routine matters under applicable rules. Because the only matters to be voted on at the Meeting are “non-routine” matters, broker non-votes will not count for purposes of determining whether a quorum is present. We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

With respect to any properly completed voting instructions received by Deutsche Bank on or prior to 6.00 p.m. London time (1.00 p.m. Eastern time) on February 19, 2026 , Deutsche Bank shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the deposit agreement by and among the Company, Deutsche Bank, as depositary, and holders and beneficial owners of ADSs issued thereunder dated as of December 7, 2012 (as amended), and the current Articles of Association, to vote or cause its custodian to vote the shares (in person or by proxy) represented by ADSs in accordance with such voting instructions, for holders of ADSs as of 5:00 p.m. Eastern Time on January [●], 2026 (the record date for ADS holders). Shares represented by ADSs for which no specific voting instructions are received by Deutsche Bank from the ADS holder shall not be voted.

6

Can I change my vote or revoke a proxy?

A registered ordinary shareholder can revoke his or her proxy before the time of voting at the Meeting by:

a)	Mailing a revised form of proxy dated later than the prior form of proxy; or

b)	Notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting. If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Deutsche Bank or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Deutsche Bank or the broker, bank or other nominee, as applicable, will be used to instruct Deutsche Bank how to vote your ADSs.

Who counts the votes?

Equiniti Limited has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Equiniti Limited for tabulation (see instructions on the form of proxy).

If you hold your ordinary shares through a broker, your broker will return the form of proxy to Equiniti Limited.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Deutsche Bank for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Deutsche Bank following your instruction. Deutsche Bank will submit your votes to Equiniti Limited for tabulation.

What is an “abstention” and how would it affect the vote?

An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the ordinary shareholders of record as of 6.30 p.m. London time (1.30 p.m. Eastern time) on February 26, 2026.

On each matter to be voted upon, each holder of ADSs has one vote for each ADS held as of January [●], 2026. Each ADS of the Company represents two thousand (2,000) ordinary shares.

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What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in our relevant register of members of the company (as the case may be) in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the Meeting?

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee you may be able to attend at the discretion of the Chairman. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the Meeting and the person(s) so authorized shall (on production of a certified copy of such resolution at the Meeting) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Deutsche Bank for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of the depositary, you are considered the registered holder of the ADSs and will receive the proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the proxy materials from your broker, bank or other nominee.

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Will there be any other business conducted at the Meeting?

In accordance with our Articles of Association, no matters other than Resolutions 1 through 5 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

What is Equiniti Limited’s role?

Equiniti Limited is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Equiniti Limited by writing to Equiniti Limited at, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA.

Communications concerning ADS holder of record accounts can be handled by contacting Deutsche Bank c/o Equiniti Trust Company, by telephone at: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email: adr@equiniti.com or by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days following the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Who do I contact regarding my ADS holdings?

If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company, by telephone at +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or at by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact Prism Cosec Limited, Company Secretary, by email at danielle.zayat@akaritx.com or by telephone at +44 20 3048 1996.

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RESOLUTION 1 – RULE 5635(D) RDO WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of Series G Warrants (as defined below) to purchase up to an aggregate of 10,043,774 ADSs and Placement Agent Warrants to purchase up to an aggregate of 504,300 ADSs, and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Registered Direct Offering and a concurrent private placement.

RESOLUTION 2 – RULE 5635(C) PPO WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), for the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Private Placement Offering.

RESOLUTION 3 – RULE 5635(D) PPO WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Private Placement Offering.

RESOLUTION 4 – RULE 5635(C) NOTE EXCHANGE WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), for the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 and Note Exchange Warrants to purchase up to an aggregate of 4,673,963 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Note Exchange.

RESOLUTION 5 – RULE 5635(D) NOTE EXCHANGE WARRANT EXERCISE PROPOSAL

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs and Note Exchange Warrants to purchase up to an aggregate of 9,502,703 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with the Note Exchange.

The information set forth in the foregoing Resolutions is qualified in its entirety by reference to the full text of the form of the RDO Purchase Agreement (as defined below), the PIPE Purchase Agreement (as defined below), the form of Placement Agent Agreement (as defined below), the form of Series G Warrant, the form of Pre-Funded Warrant, the form of Placement Agent Warrant, the form of Exchange Agreement (as defined below) and the form of Note Exchange Warrant, attached as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10,7 and 10.8, respectively, to our Current Report on Form 8-K filed with the SEC on December 17, 2025.

Shareholders are urged to carefully read these documents.

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Background

Registered Direct Offering and Concurrent Private Placement

On December 16, 2025, the Company entered into a securities purchase agreement (the “RDO Purchase Agreement”) with certain institutional investors providing for the issuance and sale, in a registered direct offering (the “Registered Direct Offering”), of 10,043,774 ADSs. The ADSs have been offered and sold together with Series G warrants (“Series G Warrants”) to purchase up to an aggregate of 10,043,774 ADSs, which were issued in a concurrent private placement. The combined purchase price per ADS and accompanying Series G Warrant sold in the Registered Direct Offering is $0.3883.

In a concurrent private placement (the “Private Placement Offering”), pursuant to a securities purchase agreement dated as of December 16, 2025 (the “PIPE Purchase Agreement”), the Company agreed to issue to certain directors and officers of the Company (i) unregistered pre-funded warrants (“Pre-Funded Warrants”, and together with the Series G Warrants, the “Warrants”) to purchase an aggregate of 2,563,713 ADSs at an exercise price per ADS of $0.00001, and (ii) accompanying Series G Warrants to purchase an aggregate of 2,563,713 ADSs, at a combined purchase price of $0.4041 per Pre-Funded Warrant and Series G Warrant.

The aggregate gross proceeds from the Registered Direct Offering and Private Placement Offering were approximately $5 million, excluding any proceeds from any future exercises of the Warrants. The Registered Direct Offering closed on December 17, 2025 and January 22, 2026 and the Private Placement Offering closed on December 23, 2025.

The Series G Warrants issued in the Registered Direct Offering and Private Placement Offering have an exercise price of $0.3883 per ADS, subject to customary adjustments as set forth therein. The Series G Warrants are exercisable commencing on the effective date (the “Shareholder Approval Date”) of shareholder approval of the issuance of the ADSs issuable upon exercise of the Warrants (the “Shareholder Approval”) and will have a 5-year term from the Shareholder Approval Date. Subject to limited exceptions, a holder of Series G Warrants will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99% at the election of the holder) of the number of ordinary shares outstanding immediately after giving effect to such exercise, provided that the holder may, at its option, increase the beneficial ownership limitation up to 9.99%.

The Pre-Funded Warrants have an exercise price of $0.00001 per ADS, will be immediately exercisable following the Shareholder Approval, and will not expire until fully exercised. The exercise price and number of ADSs issuable upon exercise is subject to appropriate adjustment in the event of dividends, stock splits, reorganizations or similar events affecting ordinary shares and ADSs and the exercise price. Subject to limited exceptions, each holder of Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of our Ordinary Shares outstanding immediately after giving effect to such exercise.

If, following the date that is six (6) months following the original issuance date for the Series G Warrants, at the time of exercise there is no effective registration statement registering the ADSs underlying such Warrants, or immediately for the Pre-Funded Warrants, the Warrants may be exercised on a cashless basis. The Company has agreed to file a registration statement registering for resale the ADSs issuable upon exercise of the Warrants and the Placement Agent Warrants (defined below) within 30 days of the closing.

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The Company also entered into a placement agency agreement (the “Placement Agent Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company in connection with the Registered Direct Offering and Private Placement Offering. The Company agreed to pay the Placement Agent a placement agent fee equal to 8.0% of the gross proceeds from the sale of the securities in the Offerings, a management fee equal to 0.5% of the gross proceeds from the sale of the securities in the Offerings and a non-accountable expense allowance of up to $75,000. The Placement Agent or its designees also received warrants (the “Placement Agent Warrants”) to purchase up to 504,300 ADSs, representing 4.0% of the aggregate number of ADSs and Pre-Funded Warrants sold in the Registered Direct Offering and Private Placement Offering, on substantially the same terms as the Series G Warrants except the Placement Agent Warrants have an exercise price of $0.4853875 per ADS and have a 5-year term from the commencement of sales of the Registered Direct Offering and Private Placement.

Note Exchange

On December 16, 2025, the Company entered into privately negotiated note cancellation and exchange agreements (each, an “Exchange Agreement”) with the holders of its existing unsecured promissory notes with a 20% original issue discount issued in August and September 2025, each expiring twelve months after the date of issuance (the “2026 Notes”), to Exchange approximately $4 million principal amount of the 2026 Notes for (i) Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs, at a price of $0.4041 per Pre-Funded Warrant and (ii) unregistered note exchange warrants to purchase up to an aggregate of 9,502,703 ADSs (“Note Exchange Warrants”). The Exchange closed on December 17, 2025.

The Pre-Funded Warrants issued in connection with the Exchange have the same terms as those issued in the Private Placement.

The Note Exchange Warrants are exercisable commencing on the Shareholder Approval Date for a term of five years following the Shareholder Approval Date and have an exercise price of $0.3883 per ADS. The exercise price and number of ADSs issuable upon exercise is subject to appropriate adjustment in the event of dividends, stock splits, reorganizations or similar events affecting Ordinary Shares and ADSs and the exercise price. Subject to limited exceptions, each holder of Note Exchange Warrants will not have the right to exercise any portion of its Note Exchange Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of our ordinary shares outstanding immediately after giving effect to such exercise.

We are seeking approval for Resolutions 1 through 5 because the Pre-Funded Warrants, the Series G Warrants, the Note Exchange Warrants and the Placement Agent Warrants which we issued in the Registered Direct Offering, the Private Placement Offering and the Note Exchange are not exercisable until we receive shareholder approval. In addition, in the event shareholder approval is obtained and the Pre-Funded Warrants, the Series G Warrants, the Note Exchange Warrants and the Placement Agent Warrants are exercised for cash in full, the Company would receive approximately $8.9 million.

Reasons for the Warrant Exercise Proposals

Nasdaq Rule 5635(c) requires shareholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance of equity compensation. For this purpose, “equity compensation” includes common stock (and securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the market value of such common stock. “Market value” means the consolidated closing bid price (as reflected on Nasdaq) immediately preceding the time that the company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

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The shares issuable upon exercise of the Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants issued to the directors and officers of the Company may be considered “equity compensation” under Nasdaq Rule 5635(c). Since the exercise price of the Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants may be less than the market value our ADSs immediately preceding the date of entering into the PIPE Purchase Agreement and Exchange Agreement, the directors and officers have agreed with the Company that the Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants may not be exercised into ADSs until shareholder approval is obtained.

The Pre-Funded Warrants, Series G Warrants, Note Exchange Warrants and Placement Agent Warrants were issued in offerings which are not a public offering and which would result in the issuance of securities convertible into ordinary shares represented by ADSs equal to more than 20% of the voting power of our outstanding ordinary shares below the Nasdaq Minimum Price. Because of this, the Pre-Funded Warrants, Series G Warrants, Note Exchange Warrants and Placement Agent Warrants provide that they may not be exercised, and therefore have no value, unless shareholder approval of their exercise is obtained.

Potential Consequences if the Warrant Exercise Proposals are Not Approved

The failure of our shareholders to approve the Warrant Exercise Proposals will mean that the Company (i) cannot permit the exercise of the Pre-Funded Warrants, Series G Warrants, Note Exchange Warrants and Placement Agent Warrants, and (ii) may incur substantial additional costs and expenses.

Each Series G Warrant has an initial exercise price of $0.3883 per ADSs, each Note Exchange Warrant has an initial exercise price $0.3883 per ADS and each Placement Agent Warrant has an initial exercise price of $0.4853875 per ADS. Accordingly, the Company could realize an aggregate of up to approximately $8.7 million in gross proceeds if the Series G Warrants and Note Exchange Warrants were exercised for cash ($8.9 million including the Placement Agent Warrants).

The Company has agreed to call a meeting of its shareholders within seventy five (75) days of the closing date of the Offering for the purpose of obtaining shareholder approval for the Warrant Exercise Proposals. If shareholder approval is not obtained at this Meeting, the Company agreed to call a meeting every forty (40) days thereafter to seek shareholder approval until such shareholder approval is obtained or the Series G Warrants and Pre-Funded Warrants are no longer outstanding. Accordingly, if our shareholders do not approve the Warrant Exercise Proposals, we will be required to hold one or more additional special meetings of shareholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposals

If the Warrant Exercise Proposals are approved, existing shareholders will suffer dilution in their ownership interests in the future to the extent that the Company issues shares underlying the Pre-Funded Warrants, Series G Warrants, Note Exchange Warrants and Placement Agent Warrants. Assuming the full exercise of the Pre-Funded Warrants, Series G Warrants, Note Exchange Warrants and Placement Agent Warrants, an aggregate of 80,462,236 ADSs representing 159,898,691,533 ordinary shares will be outstanding, and the ownership interest of our existing shareholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our ADSs.

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THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE WARRANT EXERCISE PROPOSALS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2025 (except as otherwise indicated below), information we know about the beneficial ownership of our ordinary shares by:

●	each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who is known by us to own beneficially more than 5% of the issued and outstanding shares of our ordinary shares;

●	each of our current directors;

●	each of our named executive officers;

●	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information in the table below is not necessarily indicative of beneficial ownership for any other purpose. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. In computing the percentage ownership of each person, ordinary shares subject to options, warrants, or rights held by that person that are currently exercisable, or exercisable within 60 days of December 31, 2025, are deemed to be outstanding and beneficially owned by that person. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

To our knowledge and except as indicated in the notes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholders’ name. The percentage of ownership is based on 90,536,879,533  ordinary shares issued and outstanding on December 31, 2025. All fractional share amounts have been rounded to the nearest whole number. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s ordinary shares.

	Number of		Percentage of
	Ordinary Shares		Ordinary Shares
	Beneficially		Beneficially
Name and Address of Beneficial Owner (1)	Owned (2)		Owned (%)
5% Shareholders:
Hoyoung Huh and Affiliates	10,662,254,000	(3)	11.6%
PranaBio Investments LLC	7,813,589,333	(4)	8.5%
Ray Prudo and Affiliates	6,267,146,800	(5)	6.9%
Named Executive Officers and Directors:
Abizer Gaslightwala	1,132,860,000	(6)	1.2%
Kameel Farag	129,792,000	(7)	*
Hoyoung Huh	10,662,254,000	(3)	11.6%
Samir Patel	7,813,589,333	(4)	8.5%
Raymond Prudo-Chlebosz	6,267,146,800	(5)	6.9%
Robert Bazemore	516,602,000	(8)	*
James Neal	615,820,000	(9)	*
Sandip I. Patel	1,770,616,000	(10)	1.7%
Torsten Hombeck**	400,000	(11)	*
Rachelle Jacques**	306,146,000	(12)	*
Wendy DiCicco**	158,473,915	(13)	*
All current directors and executive officers as a group (8 individuals)	29,373,700,048	(14)	30.7%

* Denotes less than 1% beneficial owner.

** Denotes former named executive officer.

(1) Except as otherwise noted, the address for each person listed above is c/o Akari Therapeutics, Plc, 401 E Jackson Street, Suite 3300, Tampa, FL 33602.

(2) Our shareholders, named executive officers and directors may hold ordinary shares, ADSs or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Capital Market under the trading symbol “AKTX.” Each ADS represents 2,000 ordinary shares.

(3) Consists of (i) 9,391,708,000 shares held of record by Dr. Huh, (ii) 948,150,000 shares underlying options exercisable within 60 days of December 31, 2025 granted to Dr. Huh, (iii) 103,482,000 shares underlying warrants exercisable within 60 days of December 31, 2025 and (iv) 218,914,000 shares held of record by Hannol Ventures LLC (“Hannol”). Excludes up to (i) 3,571,428,000 shares underlying warrants exercisable within 60 days of December 31, 2025 issued to Dr. Huh which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Huh disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage, and (ii) 14,847,804,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval. Dr. Huh is the sole member of Hannol and exercises voting and dispositive power over the shares held of record by Hannol and may be deemed the beneficial owner of such shares. The principal office address of Hannol is 16703 Early Riser Avenue, Suite 563, Land O Lakes, FL 34638.

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(4) Consists of (i) 285,336,000 shares held of record by Dr. Patel, (ii) 6,062,010,000 shares held of record by PranaBio Investments LLC (“PranaBio”) and (iii) 1,466,243,333 options exercisable within 60 days of December 31, 2025 granted to Dr. Patel. Excludes up to (i) 96,774,000 shares underlying prefunded warrants exercisable within 60 days of December 31, 2025 to PranaBio and (ii) 3,855,918,000 shares underlying warrants exercisable within 60 days of December 31, 2025 issued to Dr. Patel which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Patel disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Also excludes up to 3,402,620,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval. Dr. Patel is the manager of PranaBio and may be deemed the beneficial owner of the shares held of record by PranaBio. The principal office address of PranaBio is 1701 Chicon Street, Austin, TX 78745.

(5) Consists of (i) 5,163,920,600 shares held of record by Dr. Prudo, (ii) 263,750,000 shares underlying options exercisable within 60 days of December 31, 2025 granted to Dr. Prudo, (iii) 800,766,600 shares held of record by RPC Pharma Limited (“RPC”) and (iv) 38,709,600 ordinary shares held of record by Praxis Trustees Limited as trustee of The Sonic Healthcare Holding Company (“Praxis”). Excludes up to (i) 3,710,799,500 shares underlying warrants exercisable within 60 days of December 31, 2025 issued to Dr. Prudo which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Prudo disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage, and (ii) 4,021,276,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval. Dr. Prudo controls the voting and investment decisions with respect to the shares held of record by RPC and Praxis and thereby may be deemed the beneficial owner of such shares. The principal office address of RPC is c/o Landmark Fiduciare (Suisse) SA, 6 Place des Eaux-Vives, P.O. Box 3461, Geneva, V8 1211, Switzerland. The principal office address of Praxis is P.O. Box 296, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 4NA.

(6) Consists of (i) 597,148,000 shares held of record by Mr. Gaslightwala and (ii) 535,712,000 shares underlying warrants exercisable within 60 days of December 31, 2025. Excludes up to 4,330,604,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval.

(7) Consists of 12,554,000 shares issuable to Mr. Farag upon vesting and settlement of restricted stock award grants and (ii) 117,238,000 shares underlying restricted stock awards vesting within 60 days of December 31, 2025. Excludes up to 98,980,000 shares underlying Pre-Funded Warrants and Series G Warrants, the exercisability of which is subject to shareholder approval.

(8) Consists of (i) 89,284,000 shares held of record by Mr. Bazemore and (ii) 248,750,000 shares underlying options exercisable within 60 days of December 31, 2025 and (iii) 178,568,000 shares underlying warrants exercisable within 60 days of December 31, 2025. Excludes up to 618,652,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval.

(9) Consists of (i) 41,144,000 shares held of record by Mr. Neal, (ii) 537,250,000 shares underlying options exercisable within 60 days of December 31, 2025 and (iii) 37,426,000 shares underlying warrants exercisable within 60 days of December 31, 2025. Excludes up to 22,264,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval.

(10) Includes (i) 992,998,000 shares held of record by Mr. Patel, (ii) 478,550,000 shares underlying options exercisable within 60 days of December 31, 2025, (iii) 178,568,000 shares underlying warrants exercisable within 60 days of December 31, 2025, (iv) 12,500,000 shares held of record by TT Insurance Investment LLC (“TTI”), (v) 27,802,000 ordinary shares held of record by Innovative Lifesci Investments LLC (“Innovative Lifesci”), (vi) 39,760,000 ordinary shares held of record by Quest Bio LLC (“Quest”) and (vii) 40,438,000 ordinary shares held of record by Davis Island Ventures LLC (“Davis Island”). Excludes up to 1,608,504,000 shares underlying Pre-Funded Warrants, Series G Warrants and Note Exchange Warrants, the exercisability of which is subject to shareholder approval. Mr. Patel, as the managing member of TTI, Innovative Lifesci, Quest Bio and Davis Island, exercises voting and dispositive power with respect to the ordinary shares held by such entities and therefore may be deemed to beneficially own the shares held of record by such entities. The principal office address of each of TTI, Innovative Lifesci and Quest is 4631 W El Prado Blvd., Tampa, FL 33629.

(11) Represents shares held of record by Mr. Hombeck.

(12) To the Company’s knowledge, represents shares held of record by Ms. Jacques.

(13) To the Company’s knowledge, consists of 158,473,915 shares held of record by Ms. DiCicco.

(14) To the Company’s knowledge, includes (i) 3,942,693,333 shares underlying options exercisable within 60 days of December 31, 2025, and (ii) 1,033,756,000 shares underlying warrants exercisable within 60 days of December 31, 2025.

15

DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders, a practice known as “householding.” This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Prism Cosec Limited, Company Secretary, by mail at Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH or by telephone at +44 20 3048 1996. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact our depositary, Deutsche Bank, or your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN
THE ADS PROXY CARD TO DEUTSCHE BANK, THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Resolutions for 2026 Annual General Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our Proxy Statement for our 2026 annual general meeting of shareholders, shareholder resolutions must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or February 6, 2026. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our Proxy Statement and proxy card, such shareholder proposal must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting, or no later than April 22, 2026. However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

16

Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

In addition to satisfying the forgoing requirements under our articles of association and the Companies Act, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 1, 2026.

Shareholder Rights

Under section 527 of the Companies Act, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to: (i) the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the Companies Act. We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the Companies Act. Where we are required to place a statement on a website under section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the Companies Act, to publish on a website.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH, Attn: Prism Cosec Limited, Company Secretary. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Questions?

If you have any questions or need more information about the Meeting please write to us at:

Prism Cosec Limited

Company Secretary

Akari Therapeutics, Plc

Highdown House

Yeoman Way, Worthing

West Sussex BN99 3HH

17

AKARI THERAPEUTICS, PLC

PROXY FORM

For use at the Annual General Meeting

to be held at 75/76 Wimpole Street, London W1G 9RT at 2.30pm local time on March 2, 2026.

I/We______________________________________________________________________________________________________________________________

(Name in full block capitals please)

of________________________________________________________________________________________________________________________________

being (a) member(s) of Akari Therapeutics, Plc (“Akari” or the “Company”) hereby appoint the Chairman of the meeting or

__________________________________________________________________________________________________________________________________

as my/our proxy to attend, speak and vote for me/us and on my/our behalf as identified by an “X” in the appropriate box below at the annual general meeting of the Company to be held at the above time and at any adjournment of the meeting. This form of proxy relates to the resolutions referred to below.

I/We instruct my/our proxy to vote as follows:

No.	Resolutions	For	Against	Abstain (see note 2)
Ordinary Resolutions
1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Series G Warrants to purchase up to an aggregate of 10,043,774 American Depositary Shares (“ADSs”) and Placement Agent Warrants to purchase up to an aggregate of 504,300 ADSs, and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a registered direct offering and a concurrent private placement that closed on December 17, 2025 and January 22, 2026.
2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 17, 2025.
3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 17, 2025.
4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 ADSs and Note Exchange Warrants to purchase up to an aggregate of 4,673,963 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.
5.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs and Note Exchange Warrants to purchase up to an aggregate of 9,502,703 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.

Dated _________________ 2026.

Signature(s): ____________________________________

Name(s): ________________________________________

Notes:

1.	Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any indication, the proxy will exercise his/her discretion as to whether and how he/she votes; if the Chairman of the meeting is appointed, he will exercise this discretion to vote FOR each resolution. The proxy may also vote or abstain from voting as he/she thinks fit on any other business which may properly come before the meeting.

2.	If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. It should be noted that an abstention is not a vote in law.

3.	This form of proxy should be signed and dated by the member or his attorney duly authorized in writing. If the appointer is a corporation this proxy should be under seal or under the hand of an officer or attorney duly authorized. Any alteration made to the form of proxy should be initialed.

4.	To be valid, this form of proxy, together with a duly signed and dated power of attorney or any other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority) must be signed and dated and lodged at the Company’s registrars at the address below (or by email at the email address below), so as to be received by 2.30 p.m. local time on February 26, 2026 (or, if the meeting is adjourned, not less than 48 hours before the time of the adjourned meeting) (excluding weekends and bank holidays).

5.	A proxy need not be a member of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. A member may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares.

6.	In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

7.	Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the meeting, and the number of votes which may be cast at the meeting, will be determined by reference to the Company’s register of members at 6.30 p.m. (London time) on February 26, 2026 or, if the meeting is adjourned, at 6.30 p.m. (London time) two working days before the time of the adjourned meeting. In each case, changes to the register of members after such time will be disregarded.

8.	Completion and return of a form of proxy will not preclude a member from attending the meeting and voting in person.

9.	The Company has retained Equiniti Limited to hold and maintain its register of members. Equiniti Limited will take delivery of completed proxy forms posted to it in accordance with the details above. Persons who own ordinary shares through a brokerage firm, bank or other financial institution, including persons who own ordinary shares in the form of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) through the Depositary, Deutsche Bank AG, London Branch, as custodian of Deutsche Bank Trust Company Americas (“Beneficial Owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from Beneficial Owners may vote at their discretion. ADS holders are not entitled to vote directly at the meeting, but a Deposit Agreement, as amended, exists between the Depositary and the holders of ADRs pursuant to which registered holders of ADRs as of January [●], 2026 are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary Shares so represented. The Depositary has agreed that it will endeavour, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the ordinary shares held for its custodian, Deutsche Bank AG, London Branch, in accordance with the instructions of the ADR holders. Instructions from ADR holders must be sent to the Depositary so that the instructions are received by no later than February 19, 2026 at 1.00 p.m. New York time.

Address for lodgment of hard-copy forms of proxy: Equiniti Limited, at Aspect House, Spencer Road, Lancing, BN99 6DA, United Kingdom. Alternatively a completed, signed and dated copy of this form of proxy (and any accompanying evidence of authority) may be scanned and emailed to proxyvotes@equiniti.com.

AKARI THERAPEUTICS, PLC

Proxy for the General Meeting of Shareholders on March 2, 2026 2:30 pm GMT (9:30 am Eastern Time)

ADD YOUR EMAIL ADDRESS ONLINE

Add your email address to your online account to enroll in eConsent and receive future materials electronically.

For **first time users** setting up an account:

- Visit equiniti.com/us/ast-access.
- Under **Individuals** click on LOGIN. A new screen will appear.
- Under **Shareholder Central** click **First Time Registration**.
- Follow the instructions provided to set up your account which will include providing your e-mail address.
- Once your account has been set up click on your username at the top right of the screen. From the drop down select **My profile** which opens another window.
- In the box labeled Document Delivery select the option **Enroll in e-Delivery of Documents**.
- Finally, click the Submit button. Any future proxy materials will be sent to the primary email address on the account, should they be available.

For **existing users** updating your account:

- Visit equiniti.com/us/ast-access.
- Under **Individuals** click on LOGIN. A new screen will appear.
- Under **Shareholder Central** click LOGIN. Enter your username and password.
- Click on your username at the top right of the screen. From the drop down select **My profile** which opens another window.
- In the box labeled Document Delivery select the option **Enroll in e-Delivery of Documents**.
- Finally, click the Submit button. Any future proxy materials will be sent to the primary email address on the account, should they be available.

Alternatively, you can provide your email address in the section on the reverse entitled **Electronic Shareholder Communications**.

1.1 14475

GENERAL MEETING OF SHAREHOLDERS OF

AKARI THERAPEUTICS, PLC

March 2, 2026, at 2:30 pm GMT (9:30 am Eastern Time)

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 1:00 pm Eastern Time on February 19, 2026.

MAIL - Sign, date and mail your proxy card in the envelope provided so that your vote is received before 1:00 pm Eastern Time on February 19, 2026.

ADD YOUR EMAIL ADDRESS ONLINE - Add your email address to your online account and enroll in eConsent to receive future materials electronically. Update your account at: equiniti.com/us/ast-access (see reverse side for instructions) or provide us with your email address in the section **Electronic Shareholder Communications** at the bottom right side of this card to receive future materials electronically when available.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

030226

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE RESOLUTIONS TO BE CONSIDERED AT THE GENERAL MEETING.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Ordinary Resolutions

To change the address on your account or to add the email, please check the box at right. ☐

Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Electronic Shareholder Communications Please join the growing number of shareholders who receive emails instead of hard copy shareholder communications. Register online at equiniti.com/us/ast-access or supply your email address here.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GENERAL MEETING OF SHAREHOLDERS OF

AKARI THERAPEUTICS, PLC

March 2, 2026

2:30 pm GMT (9:30 am Eastern Time)

This proxy is being solicited on behalf of the Board of Directors

ADD YOUR EMAIL ADDRESS ONLINE
Add your email address to your online account at Equiniti for 24/7 access to your account and enroll in eConsent to receive future materials electronically. Update your account today at: equiniti.com/us/ast-access (see reverse side for instructions) or provide us with your email address in the section entitled **Electronic Shareholder Communications** at the bottom right side of this card to receive future materials electronically when available.

Please vote, sign, date and mail your proxy card in the envelope provided so that your vote is received on or before February 19, 2026, at 1:00 pm Eastern Time.

↓ Please detach along perforated line and mail in the envelope provided. ↓

030226

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE RESOLUTIONS TO BE CONSIDERED AT THE GENERAL MEETING.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Ordinary Resolutions

To change the address on your account or to add the email, please check the box at right. ☐
Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Electronic Shareholder Communications Please join the growing number of shareholders who receive emails instead of hard copy shareholder communications. Register online at equiniti.com/us/ast-access or supply your email address here.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.